July 17, 2013

Deborah O’Neal-Johnson
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price Multi-Sector Account Portfolios, Inc.

  T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

 File Nos.: 333-178660/811-22620

Dear Ms. O’Neal-Johnson:

In accordance with the provisions of Rule 497 of the Securities Act of 1933, we are hereby filing the above-captioned fund’s revised Prospectus dated May 1, 2013 revised to July 1, 2013.

We are notifying investors of a change to the fund’s name and investment strategy. All revisions are redlined.

The information contained in these eXtensible Business Reporting Language (“XBRL”) exhibits relates to the revised prospectus filed under Rule 497 on July 1, 2013.

If you have any questions about this filing, please give me a call at 410-345-4981 or, in my absence, Brian R. Poole at 410-345-6646.

Sincerely,

/s/Tawanda L. Cottman
Tawanda L. Cottman